天凱物業代理有限公司
GRAND HOUSE (HK) AGENCY LIMITED

No. 0323

物業臨時租賃合約
PROVISIONAL AGREEMENT FOR TENANCY

本合約訂於
This AGREEMENT is made on 13-8-2021 BETWEEN

業主 Landlord
合約第一方為
the first party LU XUE FENG
持有香港身分証 / (holder of Hong Kong Identity Card No./
商業登記証號碼
Business Registration No. ______ 地址在) of ______
以下稱 "業主" (hereinafter called "the Landlord") and;

租方 Tenant
合約第二方為
the second party GLOBAVEND (HK) LIMITED
持有香港身分証 / (holder of Hong Kong Identity Card No./
商業登記証號碼
Business Registration no. 66344488 地址在) of ______
以下稱 "租方" (hereinafter called "The Tenant") and;

代理 Agent
合約第三方為
the third party 天凱物業代理有限公司 GRAND HOUSE (HK) AGENCY LIMITED
持有地產代理（公司）牌照號碼
holder of Estate Agency (Company) Licence No. C-072591
註冊地址在
of FLAT A32, 17/F, JING HO IND BLDG TSUEN WAN N.T.
以下稱 "代理" (hereinafter called "the Agent")

合約三方茲同意條款如下：-
NOW IT IS HEREBY AGREED as follows:-

1. 根據下述條款，業主同意出租而租方同意租入下述物業。
The Landlord agrees to let and the Tenant agrees to take the premises hereinafter mentioned on the following terms and conditions.

2. 物業地址
Address of Premises: FLAT 13, 18/F TSUEN WAN INDUSTRIAL CENTRE, 220-248 TEXACO ROAD TSUEN WAN N.T.

3. 每月租金
Monthly Rental: 港幣 HK$ 26000-
（*不包括/包括地租，差餉及管理費），以上期形式每月支付
(* Exclusive / Inclusive of Government Rent, Rates and Management Fee), payable monthly in advance.

4. 按金
Deposit 港幣 HK$ 52000-
於簽署正式租約時或以前支付。上述按金業主將於租約終止時無息退還予租方。
To be paid on or before signing of the formal tenancy agreement. The deposit shall be refunded to the Tenant by the Landlord without interest on expiration of the tenancy.

5. 初步訂金
Initial Deposit 港幣 HK$ 26000-
於簽訂本合約時支付予業主，而此初步訂金將作為按金之部份款項。
To be paid to the Landlord upon signing of this agreement, and it shall be applied as part of deposit.

6. 租期
Term of Tenancy: 由 From 10-9-2021 至 to 9-9-2023 (包括首、尾日期) (Both dates inclusive)

7. 退租權
Break Clause
儘管與前文不符，租客可給予業主不少於 1 個月的書面通知或 1 個月租金作代通知金提早解除此租約；唯此租約的終止日期不得早於由租期開始日計 [12/14/ ( )] 個月 (即業主及租客最少要租出及租用該物業 12 個月)。
Notwithstanding anything to the contrary hereinbefore contained, the Landlord/Tenant/other party shall be entitled to terminate this Agreement earlier than as herein provided by serving not less than ______ months' written notice or by paying ______ months' Rent in lieu to the Landlord/Tenant/other party provided that this Agreement shall not be terminated earlier than a date which shall be [12/14/ ( )] months from the commencement date of the Term (i.e.the Landlord and the Tenant shall rent the Premises for at least ( ) months).

8. 於
On or before 1-9-2021 或之前，業主須將該物業交吉予租方。
, the Landlord shall deliver vacant possession of the said premises to the Tenant.

9. 該物業除作為 INDUSTRIAL 用途外，不得作其他用途。
The said premises shall not be used for any purpose other than for INDUSTRIAL purpose.

10. 租方在租期內不得將該物業或任何部份轉讓或分租或將其使用權轉交予他人。
The Tenant shall not assign or sublet or part with possession of the said premises or any part thereof during the term of tenancy.

11. 交吉前有關該物業之雜費（包括水、電及煤氣費，管理費、差餉及地租）由業主負擔。
Before delivery of vacant possession, all expenses of the said premises (including water, electricity and gas charge, management fee, rates and Government Rent) shall be paid by the Landlord.

12. 於
On or before 1-9-2021 或之前，雙方須簽署正式租賃合約。
,both parties shall sign the Tenancy Agreement.

13. 雙方須各自負責其律師費而正式租約的釐印費由雙方各半負擔。
Each party shall pay its own legal costs but the stamp duty payable on the formal tenancy agreement shall be borne by both parties in equal shares.

14. 如租方未能履行本合約之條款租入該物業，業主除將租方已付之初步訂金沒收外，並有權將該物業出租予他人，惟業主不可再為此向租方追究任何賠償或特定履行。
Should the Tenant fail to take up the tenancy of the said premises in the manner herein contained, the initial deposit shall be forfeited to the Landlord and the Landlord shall then be entitled at his absolute discretion to let the said premises to anyone he thinks fit and the Landlord shall not take further action to claim the Tenant for damages or to enforce specific performance.

15. 如業主在收取初步訂金後，不依本合約條款將該物業租予租方；業主除需即時退還租方所付之初步訂金全數外，並需賠償一筆同等於該初步訂金數目之金額與租方。惟租方不得再向業主追究任何賠償或特定履行。
Should the Landlord after receiving the initial deposit paid hereunder fail to let the said premises to the Tenant in the manner herein contained, the Landlord shall immediately refund the initial deposit to the Tenant and shall compensate the Tenant with a sum equivalent to the initial deposit and the Tenant shall not take further action to claim the Landlord for damages or to enforce specific performance.

16. 基於代理在促成該物業租賃中提供之服務，代理有權向業主收取港幣 2600- 並向租方收取港幣 2600- 作為佣金，該等佣金不得遲於 1-9-2021 繳付。
In consideration of the service rendered by the Agent, the Agent shall be entitled to receive HK$ 2600- from the Landlord and HK$ 2600- from the Tenant as commission. Such commission shall be paid not later than 1-9-2021.

17. 無論在任何情況下，若業主或租方未能履行本合約之條款出租或租入該物業，則悔約的一方須即時付予代理港幣 52000- 作為賠償代理之損失。
If in any case either the Landlord or the Tenant fails to let or take up the Tenancy of the said premises in the manner herein contained, the defaulting party shall compensate at once the Agent HK$ 52000- as agreed damages.

18. 如業主及租客在簽署本合約後未得代理書面同意下達成協議取消本合約所涉及的交易，業主及租客雙方將需在交易取消時即時各自負責支付代理根據本合約第十六條各自所需負責的佣金及費用。
In the event that the Landlord and the Tenant shall after the signing of this Agreement agree to cancel the transaction under this Agreement without the prior written consent of the Agent, each of the Landlord and the Tenant shall upon cancellation of the transaction forthwith be liable to pay the Agent the commission and fees payable by them under clause 16 of this Agreement.

* 19. 茲聲明本合約之代理為雙方代理 / 只是業主代理 / 只是租方代理。
It is hereby declared that the Agent is the Agent for both the Landlord and the Tenant / for the Landlord only / for the Tenant only.

20. 業主及租客同意代理可將業主及租客之個人資料或有關數據透露予天凱物業代理有限公司（"公司"）及/或其任何一間該公司的附屬公司、相聯公司及/或聯營公司（"附屬公司"）以作市場推廣或提供該公司或附屬公司之所有服務或產品。業主及租客明白其有權以書面形式致函上述地址向代理的個人資料主任查閱及更正其個人資料。
The Landlord and the Tenant hereby agree that the Agent may disclose to Grand House (HK) Agency Limited (the "Companies") and / or any of their respective subsidiaries affiliates and / or associated companies (the "Subsidiaries") any of the Landlord's or the Tenant's personal information or data for the purposes of marketing promoting or providing services / products of all kinds made available by the Companies or the Subsidiaries. The Landlord and the Tenant are aware of their respective rights to request access to or correction of their respection of their respective personal information or data by writing to the Data Protection Officer of the Agent at the above address.

* 21. 此合約在釋義上如有爭議，將以中 / 英文本為準。
In case of any dispute on the interpretation of this agreement, the Chinese / English version shall prevail.

22. 備註：
Remarks: ______

予業主／租方之通知
除本合約內所載列之事項外，任何代理之低於分行經理職級之職員均無權代表代理作出任何承諾，保証或陳述。
NOTICE TO THE LANDLORD / THE TENANT
Save And Except those mentioned in this Agreement, any staff of the Agent ranking below branch manager has no authority to give or make any promise, warranty or representation for and on behalf of the Agent.

業主簽署接受
Signed by the Landlord
簽署人姓名
Name of Signator(ies) LU XUE FENG
身分証號碼
I. D. No.(s) ______

For and on behalf of
天凱物業代理有限公司
GRAND HOUSE (HK) AGENCY LIMITED
代理簽署接受
Signed by the Agent

For and on behalf of
GLOBAVEND (HK) LIMITED
Authorized Signature(s)
租方簽署接受
Signed by the Tenant
簽署人姓名
Name of Signator(ies) GLOBAVEND (HK) LTD.
身分証號碼
I. D. No.(s) 66344488.

茲收到租方初步訂金港幣
Received from the Tenant the initial deposit in the sum of HK$ 2600- 支票號碼 (Cheque No. 001118) of 南洋商業 銀行 Bank.
業主簽收
Signed by the Landlord

*刪去不適用者
To be deleted where inapplicable